UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2017

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On August 3, 2017, Windstream Holdings, Inc. (“Windstream”, the “Company”, “we”, “us”, or “our”) issued a press release announcing the Company’s 2017 second quarter consolidated results of operations. The press release presents our unaudited consolidated results of operations measured under generally accepted accounting principles in the United States (“GAAP”) and certain unaudited adjusted results of operations, which are not calculated in accordance with GAAP. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in a company’s financial statements. The non-GAAP financial measures used by us may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Our press release, and other communications from time to time, include a non-GAAP measure titled operating income before depreciation and amortization (“OIBDA”). OIBDA can be calculated directly from the Company’s consolidated financial statements prepared in accordance with GAAP by taking operating income and adding back depreciation and amortization expense. Management considers OIBDA to be useful to investors because OIBDA provides information specific to the Company’s operating performance.

We also present our unaudited consolidated results on an adjusted basis, which when compared to measures prepared in accordance with GAAP, includes the results of operations of EarthLink Holdings Corp. ("EarthLink") as if the merger with EarthLink had been completed as of January 1, 2016. The adjusted results are based upon the combined historical financial information of Windstream and EarthLink for all periods presented. We have made certain reclassifications to the historical financial information of EarthLink to conform to our presentation. Also, during the second quarter of 2017, we revised our methodology of determining segment income to include within the segment operating results an allocation of certain engineering and other costs attributable to the construction of property, plant and equipment, including capitalized labor.  Previously, these costs and the associated benefits from capitalized charges had not been allocated to our segments and were included within shared expenses in computing consolidated costs and expenses. We believe these changes more accurately present the operating results of each of our business segments. Prior period segment information has been revised to reflect these changes for all periods presented. The changes had no impact on our consolidated results of operations.

Adjusted results exclude pension costs, restructuring charges, share-based compensation expense, merger, integration and other costs related to strategic transaction. In addition, we have presented certain measures of our operating performance that adjusts for the impact of the annual cash rent payment due under the master lease agreement with Uniti Group, Inc. ("Uniti"), formerly Communications Sales & Leasing, Inc. Windstream’s purpose for presenting its unaudited consolidated results on an adjusted basis is to improve the comparability of results of operations between current and prior periods in order to focus on the true earnings capacity of our core business operations and our ability to generate cash flow. We use adjusted results as a key measure of our operational performance. Windstream management, including the chief operating decision-maker, uses adjusted results consistently for all purposes, including internal reporting, the evaluation of business objectives, opportunities and performance, and the determination of management compensation.

Our press release makes reference to adjusted OIBDA, adjusted OIBDAR, adjusted free cash flow and adjusted capital expenditures, which are non-GAAP measures. As noted above, each of these non-GAAP measures include EarthLink’s historical operating results for periods prior to the merger date of February 27, 2017, and are defined as follows:

•
Adjusted OIBDA, defined as operating income plus depreciation and amortization expense, excluding the impacts of pension costs, restructuring charges, share-based compensation expense, merger, integration and other costs related to strategic transactions and including the annual cash rent payment due under the master lease agreement with Uniti.

•	Adjusted OIBDAR, defined as adjusted OIBDA excluding the impact of the annual cash payment due under the master lease agreement with Uniti.

•	Adjusted free cash flow, defined as adjusted OIBDA less adjusted capital expenditures, interest paid on long-term debt obligations, and income taxes paid, net of refunds.

•
Adjusted capital expenditures, defined as capital expenditures, including amounts for EarthLink for periods prior to the merger date of February 27, 2017, and excludes post-merger integration capital expenditures related to the acquired EarthLink operations and amounts related to Project Excel, a capital program funded entirely using a portion of the proceeds from the sale of the data center business completed in December 2015.

Adjusted OIBDA and adjusted OIBDAR are included to provide investors with useful information about our operating performance before the impacts of certain non-cash items and to enhance the comparability of operating results for the periods presented. Adjusted OIBDAR is also used by rating agencies and lenders to evaluate our operating performance and creditworthiness. Management believes that adjusted free cash flow provides investors with useful information about the ability of the Company’s core operations to generate cash flow.

A copy of the press release announcing WIndstream’s 2017 second quarter operating results is attached hereto as Exhibit 99(a).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed with this report:

Exhibit No.	Description

Exhibit 99(a)	Windstream Press Release dated August 3, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM HOLDINGS, INC.

By:	/s/ Robert E. Gunderman
Name:	Robert E. Gunderman
Title:	Chief Financial Officer

Dated: August 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99(a)	Windstream Press Release dated August 3, 2017

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